UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2014

Date of Report

AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s (the “Company’s”) press release, dated April 23, 2014, regarding the Company’s preliminary, unaudited financial results for first quarter 2014, and guidance for the 2014 fiscal year, is attached hereto as Exhibit 99.1 and is being furnished (not filed) with this Form 8-K.

The Company’s supplemental presentation materials, dated April 23, 2014, regarding the Company’s preliminary, unaudited financial review and analysis for first quarter 2014, and guidance for the 2014 fiscal year, is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company’s website at www.investors.averydennison.com.

The Company will discuss its preliminary, unaudited financial results during a webcast and teleconference today, April 23, 2014, at 1:00 .p.m. ET.  To access the webcast and teleconference, please go to the Company’s website at www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release, dated April 23, 2014, announcing the Company’s preliminary, unaudited first quarter 2014 financial results.

99.2	Supplemental presentation materials, dated April 23, 2014, regarding the Company’s preliminary, unaudited financial review and analysis for first quarter 2014.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report on Form 8-K and in Exhibits 99.1 and 99.2 are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions; fluctuations in cost and availability of raw materials; ability of the company to generate sustained productivity improvement; ability of the company to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in currency exchange rates and other risks associated with foreign operations; integration of acquisitions and completion of potential dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the company to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance, and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and the company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products; (2) competitors’ actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume.

For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s 2013 Form 10-K, filed on February 26, 2014 with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 23, 2014
	By:	/s/ Mitchell R. Butier
		Name:	Mitchell R. Butier
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Press release, dated April 23, 2014, regarding the Company’s preliminary, unaudited first quarter 2014 financial results.
99.2	Supplemental presentation materials, dated April 23, 2014, regarding the Company’s preliminary, unaudited financial review and analysis for first quarter 2014.